-------------------------------------------------------------

               SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549
                           _________

                           FORM 8-K

                        CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the

               Securities Exchange Act of 1934


              Date of Report:  January 9, 2001
              (Date of earliest event reported)


                 D E E R E   &   C O M P A N Y
     (Exact name of registrant as specified in charter)

                           DELAWARE
       (State or other jurisdiction of incorporation)

                           1-4121
                   (Commission File Number)

                         36-2382580
               (IRS Employer Identification No.)

                    One John Deere Place
                   Moline, Illinois  61265
    (Address of principal executive offices and zip code)

                        (309)765-8000
    (Registrant's telephone number, including area code)

          _______________________________________
(Former name or former address, if changed since last report.)

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

Item 9.  FD Regulation.

         DEERE TO RELEASE MONTHLY RETAIL-SALES COMMENT
         AFTER EMI REPORT

         Deere & Company today announced that it will release commentary on December 2000 retail sales after the monthly announcement of industry sales by the Equipment Manufacturers Institute. The EMI data, covering North American farm-machinery retail sales, is normally disclosed between the tenth and 12th days of the month. The company's remarks will be posted on the Deere web site.

         As in prior months, Deere's statement will provide comment on the EMI data and other information concerning company retail sales of farm machinery, construction equipment and commercial and consumer equipment.

         The company's comments may be accessed on the Internet at www.deere.com and will be available for about two weeks. Other information regarding developments at Deere may also be posted on the company web site from time to time.



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
                           SIGNATURE


    Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.




                               DEERE & COMPANY



                               By: /s/ MICHAEL A. HARRING
                                   -------------------------
                                   Michael A. Harring,
                                   Secretary


Dated:  January 9, 2001


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